Exhibit 24.1

POWER OF ATTORNEY

Dated: February 11, 2016

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of REGIONS FINANCIAL CORPORATION (the “Corporation”) whose signatures appear below hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them (so long as each such individual is an officer of the Corporation), as his or her true and lawful agent and attorney-in-fact, with full and several power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the “shelf” registration statement on Form S-3 relating to the registration of various securities by the Corporation (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”), including any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

Each of the undersigned has executed this power of attorney on the date first written above.

Signature	Title

/s/ GEORGE W. BRYAN	Director
George W. Bryan

/s/ CAROLYN H. BYRD	Director
Carolyn H. Byrd

/s/ DAVID J. COOPER, SR.	Director
David J. Cooper, Sr.

/s/ DON DEFOSSET	Director
Don DeFosset

/s/ ERIC C. FAST	Director
Eric C. Fast

/s/ JOHN D. JOHNS	Director
John D. Johns

/s/ RUTH ANN MARSHALL	Director
Ruth Ann Marshall

/s/ SUSAN W. MATLOCK	Director
Susan W. Matlock

/s/ JOHN E. MAUPIN, JR.	Director
John E. Maupin, Jr.

/s/ CHARLES D. MCCRARY	Director
Charles D. McCrary

/s/ LEE J. STYSLINGER III	Director
Lee J. Styslinger III